UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2008
DEVELOPERS DIVERSIFIED REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 755-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Item 2.02 Results of Operations and Financial Condition
On April 24, 2008, the Company issued a News Release containing financial results of the Company (the “News Release”) and a quarterly financial supplement containing financial and property information of the Company (“Quarterly Supplement”) for the three months ended March 31, 2008. A Copy of the News Release is attached hereto as Exhibit 99.1, a copy of the Quarterly Financial Supplement is attached hereto as Exhibit 99.2 and a copy of the Property List is attached hereto as Exhibit 99.3. This information is being furnished under Item 7 (Regulation FD Disclosure) and under Item 2.02 (Results of Operations and Financial Condition), pursuant to SEC Release No. 33-8216.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation

(Registrant)

Date	April 24, 2008	/S/ Christa A. Vesy

Christa A. Vesy
Senior Vice President and Chief Accounting Officer